Exhibit 99.1

Logo

Safe Harbor Statement Use of Non-GAAP Financial Measures

Introduction to CubeSmart

CubeSmart: It’s what’s inside that counts.

Sophisticated Operating Platform

Sophisticated Operating Platform Refined Customer Acquisition Strategy

Sophisticated Operating Platform Long-Term Revenue Maximization

Sophisticated Operating Platform Proprietary Systems Drive Results

Sophisticated Operating Platform Understanding the Needs of Our Customers

Sophisticated Operating Platform Award-Winning Service Culture

Sophisticated Operating Platform Third-Party Owners Continually Choose CubeSmart

Sophisticated Operating Platform Building a Mutually Beneficial Partnership

High-Quality Portfolio National Platform with a Focus in Core Markets

High-Quality Portfolio Industry-leading Portfolio

High-Quality Portfolio New York City Market Leader

High-Quality Portfolio Enhancing the Portfolio with New Properties

High-Quality Portfolio Continued Investment in our Existing Portfolio

Disciplined Capital Allocation Extensive Access to Capital

Disciplined Capital Allocation 1. Source: Company Filings, as of December 31 of each stated year

2. Calculated as annual EBITDA / Interest Expense

3. As of December 31, 2017

Disciplined Capital Allocation Growing FFO has generated meaningful increases in distributions Growing FFO has generated meaningful increases in distributions

Current Operating Environment Self-storage continues to be an attractive sector

Current Operating Environment Generating Outsized Results Generating Outsized Results

Current Operating Environment Recent Highlights

CubeSmart: It's what's inside that counts.

Historical Company Data 1. Performance as reported for the same-store pool as it was constituted at the end of the respective year 2. Year-ending values as detailed in Company's supplemental packages 3. Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart’s public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure 4. Calculated as annual common distributions per share / funds from operations per share, as adjusted 5. Calculated as annual dividend per share / ending common share price

Contact Us Contact Info Charles Place Director, Investor Relations Email: cplace@cubesmart.com Telephone Office Phone: 610.535.5700



CUBESMART®

March 2018 Investor Presentation

Safe Harbor Statement

The forward-looking statements contained in this presentation are subject to various risks and known and unknown uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that the Company's expectations will be achieved. Factors which could cause the Company's actual results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements are set forth under the captions "Item 1A. Risk Factors" and "Forward-Looking Statements" in our annual report on Form 10-K and in our quarterly reports on Form 10-Q and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Use of Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures. The definitions of these terms, the reasons for their use, and reconciliations to the most directly comparable GAAP measures are included in our Earnings Release as well as the Non-GAAP Financial Measures section under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" (or similar captions) in our quarterly reports on Forms 10-Q and 10-K, and described from time to time in the Company's filings with the SEC.

Introduction to CubeSmart

936
Properties[1]



$7.0 Billion
Market Cap[2]





121%
5-year total shareholder return[2]



218%
5-year Dividend Growth[3]

115%
5-year Growth in FFO per Share, as Adjusted[3]



$2.6 Billion
in Acquisitions since 2010[1]



1. As of December 31, 2017
2. Market value of common equity and book value of debt as of December 31, 2017
3. Period ending December 31, 2017

CubeSmart: It's what's *inside* that counts.



Sophisticated Operating Platform

Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management, and customer service platform

High-Quality Portfolio

Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns





Disciplined Capital Allocation

An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities

Sophisticated Operating Platform

Integrated strategy to maximize customer acquisition and retention

Customer Value Maximization

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to maximize customer retention and advocacy

Marketing

Continually evolving digital platforms pair with traditional marketing efforts to attract and convert potential customers

Revenue Management

Proprietary systems and processes dynamically inform pricing decisions to achieve the ultimate goal of revenue maximization

Customer Service

Strategic investments in people, training, and technology help to better meet customer needs and exceed expectations of the storage experience

Refined Customer Acquisition Strategy

Integrated approach across all channels drives customers through the funnel

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy


Building Brand Awareness
It's what's *inside* that counts.
Targeted Data-Driven Digital Marketing
Conversion Optimization
Content Marketing
Analytics
Email
Social Media
Retargeting
IYP's & Directories
Award-Winning National Sales Center
Strong Physical Presence and Visibility

Long-Term Revenue Maximization

Multi-faceted approach to dynamically manage supply/demand balance

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy

Demand Forecast/Revenue Optimization

Price optimization requires consideration of a multi-dimensional demand landscape & ever-changing capacity constraints

Balance between Pricing & Discounting

Goal of providing the most compelling offer that maximizes long-term customer value



Cube Mix & Inventory Management

Maximizing the efficiency of our available space through dynamic inventory management, prioritization, & cube conversions to create optimal cube availability

Existing Customer Rate Increases

Dynamic in-place rate increase strategies leverage customer stickiness to maximize long-term revenue from each customer

Proprietary Systems Drive Results

Complex algorithms consider many factors to maximize revenue from every cube

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy

Leveraging powerful forecasting & optimization models to dynamically set pricing & promotion strategy across the portfolio


Cube Type
Channel
Location
• Competition
• Seasonality
• Supply Constraints
• Substitutability
• Historical Trends
• Market Insight
$263 $250 $237 $225
$210 $200 $190 $180
$147 $140 $132 $126
$105 $100 $95 $90

Understanding the Needs of Our Customers

Striving to fulfill our mission of simplifying our customers' organizational challenges

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy









Single Sonia

"As a single woman, safety is critical to me. I don't want to navigate long, dark hallways by myself. I need bright lights, open areas, and above all, I need to feel safe."

Enterprising Erik

"Our business isn't big enough for a warehouse, but we have definitely outgrown the home office. We need a place where we can access our supplies without a hassle."

Downsizing Dave

"We lived in our family home for 34 years, and so did my full workshop, my wife's lamp collection, and everything in between. Moving to a house without a basement was incredibly stressful. We needed the experts at CubeSmart to help us solve our space puzzle."

Moving Mary

"At the end of our move, we were tired. The last thing we wanted was to have to jump through hoops to get our extra things in storage. Lucky for us, we got squared away in record time at CubeSmart, and before we knew it, we were back home relaxing."

Senior Sam

"When my wife passed, I could barely imagine life without her, let alone finding a storage unit to care for my things. But, I was grateful that CubeSmart made things easy for me and were very kind to me throughout the whole process."

Remarried Ryan

"People thought I was crazy to marry a woman with three girls, when I have three boys already. Part of making us one family means making some detours to the storage unit while our households merge. I like that they have a family feel, too. They greet all of us by name, which is impressive, since there are a lot of us!"

Renovating Rita

"I didn't realize how much additional stress would come with building an addition. My house feels like it's in shambles at the moment. But, at least I know the important things are clean and safe, and in a secure spot at CubeSmart.

Award-Winning Service Culture

Attract the greatest share of potential demand

Maximize value from each customer through an appealing value proposition

Deliver an unparalleled experience to encourage retention and advocacy



Redefining Service in the Self-Storage Industry

Since 2012, CubeSmart has been repeatedly honored for outstanding achievements, including:

5 **5-time winner of *Inside Self-Storage, Best of Business***
This readers-choice poll honors companies and organizations that are leaders in their categories

7 **7-time winner of the *Gold Stevie Award***
This program recognizes the accomplishments and contributions of companies and business people worldwide

Third-Party Owners Continually Choose CubeSmart

Owners repeatedly trust their investments to the CubeSmart platform

Growth in Third-Party Management shows the confidence that property owners have in the CubeSmart platform to maximize performance of their investments


Third-Party Managed Properties
500
400
300
200
100
0
8
93
103
133
160
174
227
316
452
2009
2010
2011
2012
2013
2014
2015
2016
2017


"CubeSmart's national presence, large internet structure and proven operational systems consistently drive customers to my property."
- CubeSmart Management Partner

Building a Mutually Beneficial Partnership

We treat Third-Party Management as a true partnership with property owners

CubeSmart benefits from offering management services

- Increased scale & market penetration
- Management fee revenue
- Acquisition pipeline

  To date, we have acquired 64 properties for $595 million from our third-party platform[1]



Owners continue to recognize the advantages of CubeSmart management

- Strong performance from our sophisticated operating platform
- Personalized, owner-focused approach
- Robust back-office support
- Real-time reporting

1. As of December 31, 2017

National Platform with a Focus in Core Markets

Our top 12 markets are major metro areas which generate ~70% of revenue[1]


Owned & Managed
Managed Only
Top 12 Market

Owned: 484
Managed: 452
Total Stores[2]: 936

1. 4th Quarter 2017
2. Property Counts as of December 31, 2017

Industry-Leading Portfolio

Building a high-quality portfolio through a focus on the largest MSAs

CubeSmart has the highest concentration in the top MSAs with 75% of stores in the top 25


Storage REIT Exposure to Top 25 MSAs[1]
100%
80%
60%
40%
20%
0%
75%
70%
61%
55%
41%
CUBE
PSA
EXR
LSI
NSA

Continued focus on enhancing our presence in top markets with leading demographics and attractive returns

Since 2010, 82% of acquisitions were in top 25 MSAs, while all new developments and acquisitions at C/O were in top 10 MSAs

1. Source: Bank of America Merrill Lynch Research Report dated January 26, 2018

New York City Market Leader

Leading operator of high-quality stores in this premier market


SMART
800-800-1717
self storage + logistics
CUBESMART
OFFICE
LOADING

Brooklyn, NY

Market Dynamics

Leading Self-Storage Demographics[1]

- Dynamic and diverse population of more than 8.5 million residents
- 68% of residents are renters compared to a national average of 36%
- Available storage square feet per capita of 2.1, well below the national average of 7.1

Increased Barriers to Entry[2]

- Newly enacted IBZ Regulations reduce the land zoned by-right for self storage by nearly 50%

Focus & Scale

- CUBE is the market leader in New York City with 33 owned stores
- We continue to look to add value and enhance our portfolio in the boroughs should attractive opportunities present themselves

1. Source: US Census Bureau, 2018 Self Storage Almanac, Internal Market Research
2. Source: New York City Department of City Planning

Enhancing the Portfolio with New Properties

Adding value through the development of purpose-built, class A stores

	2016	2017	2018	2019
Development[1]	***$64.0M Total*** Queens, NY Bronx, NY	***$168.0M Total*** N. Palm Beach, FL Washington, DC New York, NY Brooklyn, NY	***$151.7M Total*** Bronx, NY Waltham, MA Queens, NY	***$78.8M Total*** Bayonne, NJ New York, NY Brooklyn, NY
Acquisitions at C/O[1]	***$69.4M Total*** Brooklyn, NY Fort Worth, TX Grapevine, TX	***$40.3M Total*** Chicago, IL (2) Delray Beach, FL	***$20.8M Total*** Miami, FL	No Current Projects


CUBESMART




1. Openings per year as of December 31, 2017

Continued Investment in our Existing Portfolio

Adding meaningful value to existing stores through capital projects and upgrades


Before
SELF STORAGE
After
CUBESMART

Parsippany, NJ

In addition to maintenance capex, we look to add incremental value by investing in the upgrade of our existing assets :

- Property expansions
- Climate-controlled conversions
- Solar projects
- Lighting upgrades
- Cube mix conversions
- Office facade upgrades

Extensive Access to Capital

Access to the full spectrum of capital sources to meet obligations and fund growth

Demonstrated an ability to access a variety of sources of capital, raising over $3.1 billion since 2010

- Common Equity
  - Raised $1.2 billion in net proceeds
- Unsecured Senior Notes
  - Five 10-year unsecured note issuances
  - $1.15 billion of notes issued
- Bank Term Loans & Credit Facility
  - $500 million revolving line of credit
  - $300 million of bank term loans
- Joint Ventures
  - Teamed with partners to acquire $771 million of properties in joint ventures
  - CUBE equity contribution of $130 million


Debt to Gross Assets
100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
2010
2011
2012
2013
2014
2015
2016
2017
Secured Debt
Unsecured Debt
Preferred Equity

As of December 31, 2017

Investment-Grade Balance Sheet

Conservative balance sheet builds stability and flexibility


Net Debt/EBITDA[1]
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
2010
2011
2012
2013
2014
2015
2016
2017


EBTIDA Coverage Ratio[1,2]
7.0x
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
2010
2011
2012
2013
2014
2015
2016
2017


Debt Maturity Schedule[3]
400,000
300,000
200,000
100,000
0
209,547
192,817
48,208
250,000
334,138
5,786
300,000
300,000
2018
2019
2020
2021
2022
2023
2024
2025
2026
Secured Debt
Unsecured Debt

Moody's **Baa2** [Stable]

Standard & Poor's **BBB** [Stable]

1. Source: Company Filings, as of December 31 of each stated year
2. Calculated as annual EBITDA / Interest Expense
3. As of December 31, 2017

Funds From Operations Growth & Dividend Growth

Growing FFO has generated meaningful increases in distributions


FFO per Share, as adjusted
+15.0% CAGR
$1.75
$1.50
$1.25
$1.00
$0.75
$0.50
$0.25
$0.00
2013
2014
2015
2016
2017


Annual Dividend per Share1
+24.6% CAGR
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2013
2014
2015
2016
2017

Steady FFO, as adjusted, growth has supported meaningful and consistent dividend growth, with a conservative payout ratio of 69.8%[2]

1. Dividends declared in each calendar year
2. Calculated as full year 2017 dividends declared / FFO per share as adjusted

Current Operating Environment

Self-storage continues to be an attractive sector



Steady Cash Flow Growth

Revenue and cash flows continue to grow despite introduction of new supply in many markets

Short lease terms allow the sector to quickly capitalize on inflationary pressures

Stable Demand Trends

Broad-based demand sources and continued increase in utilization of self storage

Demand growth remains steady, allowing for absorption of new supply introduced into the market




CubeSmart

Fragmented Industry

There is still significant opportunity for consolidation in the industry and REITs continue to have meaningful operational advantages due to sophisticated systems and processes

Generating Outsized Results

Sophisticated platform maximizes performance

Constantly **evolving marketing** techniques coupled with **dynamic revenue management** systems and **award-winning customer service** drive outperformance


CUBE Outperformance
vs. Storage REIT Peer Average
CUBE YOY growth vs. peer average
4.0%
3.0%
2.0%
1.0%
0.0%
FFO per Share, as adjusted
Same Store Revenue
Same Store NOI
2017
5 Year Average

Source: CUBE, EXR, PSA, & LSI Company Filings

Recent Highlights

Executing on strategic objectives

Organic Growth



Same-Store Results[1]:

NOI	+5.1%
Revenue	+4.4%
Expenses	+2.8%
NOI Margin	71.6%

External Growth



$80.7 million in acquisitions[2]

$168.0 million in development openings[2]

160 new third-party management contracts[2]

Financing



$50 million 10-year unsecured senior note issuance due 2023

$50 million 10-year unsecured senior note issuance due 2025

Repaid **$100 million** unsecured bank term loan schedule to mature 2018

Raised **$29.6 million** in net proceeds through the ATM equity program at an average share price of **$29.13**[2]

1. Financial Data from January 1, 2017 through December 31, 2017
2. Activity from January 1, 2017 through December 31, 2017

CubeSmart: It's what's *inside* that counts.



Sophisticated Operating Platform

Maximizing property cash flows to generate long-term value through a continually evolving marketing, revenue management, and customer service platform

High-Quality Portfolio

Prudently building on our portfolio of high-quality assets with a disciplined growth strategy of investing in targeted markets to maximize risk-adjusted returns





Disciplined Capital Allocation

An investment-grade balance sheet provides the strength and flexibility to access the full array of capital sources to finance growth opportunities

Historical Company Data

Same-Store Performance [1]	2010	2011	2012	2013	2014	2015	2016	2017
Revenue Growth	0.3%	3.6%	3.8%	7.4%	7.2%	7.3%	7.0%	4.4%
NOI Growth	1.0%	5.7%	6.0%	9.3%	9.6%	9.6%	10.2%	5.1%
YOY Occupancy Growth (BPS)	0.6%	2.0%	3.4%	5.3%	2.6%	1.5%	0.8%	0.2%
Annual Avg. Occupancy	76.8%	78.8%	82.6%	88.4%	90.8%	92.3%	92.9%	93.1%
External Growth								
# Acquired Properties	12	27	37	20	53	29	28	7
Acquisition Value ($MM)	$85.1	$467.1	$432.3	$189.8	$568.2	$292.4	$403.6	$80.7
# of Development Openings	0	0	0	0	2	3	2	4
Cost of Development Openings ($MM)	$0.0	$0.0	$0.0	$0.0	$42.3	$49.3	$64.0	$168.0
# of Disposed Properties	16	19	26	35	0	8	0	0
Disposition Value ($MM)	$38.1	$45.2	$60.0	$126.4	$0.0	$37.8	$0.0	$0.0
Trading & Valuation Metrics								
Market Equity Value[2]	$965	$1,277	$2,049	$2,335	$3,752	$5,496	$4,875	$5,324
Total Market Capitalization[2]	$1,580	$2,035	$3,073	$3,474	$4,926	$6,758	$6,471	$6,959
Total Gross Assets[2]	$1,793	$2,195	$2,504	$2,757	$3,278	$3,709	$4,146	$4,298
P / FFO (Trailing)[3]	18.7x	16.4x	19.7x	17.5x	20.4x	24.5x	18.6x	18.2x
FFO Payout Ratio[4]	28.4%	44.6%	47.3%	50.5%	50.9%	55.2%	62.5%	69.8%
Dividend Yield[5]	1.5%	2.7%	2.4%	2.9%	2.5%	2.7%	3.4%	3.8%

1. Performance as reported for the same-store pool as it was constituted at the end of the respective year
2. Year-ending values as detailed in Company's supplemental packages
3. Calculated as ending common share price / funds from operations per share, as adjusted. Please refer to CubeSmart's public filings for a detailed explanation of FFO and how it reconciles to a GAAP measure
4. Calculated as annual common distributions per share / funds from operations per share, as adjusted
5. Calculated as annual dividend per share / ending common share price


CubeSmart
CubeSmart



Contact Us

Contact Info

Charles Place
Director, Investor Relations
Email: cplace@cubesmart.com

Telephone

Office Phone: 610.535.5700


718 STORAGE